NOTES PAYABLE (Details ) - USD ($)	Sep. 30, 2022	Dec. 31, 2021	Dec. 31, 2020
NOTES PAYABLE
Sament promissory note	$ 3,783	$ 3,783	$ 3,653
Evergreen promissory note	1,842	2,301	0
SBA loan	150	150	150
Greenleaf promissory note	1,141	0
SAFE agreements	0	538	40
Related party loans	0	1,888	60
Vehicle loans	256	116	21
Total gross debt	7,172	8,776	3,923
Less: Gross short term debt	(2,808)	(4,209)	0
Less: Debt discount	(33)	(685)	(40)
Net long term debt	$ 4,331	$ 3,882	$ 3,884